CONSECO STOCKCAR STOCKS MUTUAL FUND, INC.

                       CONSECO STOCKCAR STOCKS INDEX FUND

                       SUPPLEMENT DATED DECEMBER 18, 2002
                    to the Prospectus dated January 28, 2002
                          as revised February 11, 2002

         THE FOLLOWING REPLACES THE FIRST PARAGRAPH IN THE SECTION "THE DRIVER - THE FUND'S INVESTMENT ADVISER" IN ITS ENTIRETY:

INVESTMENT ADVISER AND SUB-ADVISERS

Conseco Capital Management, Inc. ("CCM" or the "Adviser"), the Funds' Investment Adviser, is located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. CCM is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly held financial services company (OTCBB: CNCE) that provides investment, lending, and insurance products to more than 12 million customers. On December 18, 2002, Conseco, Inc. and its non-operating holding companies filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Conseco Capital Management and Conseco StockCar Stocks Mutual Fund, Inc. are separate legal entities and are not included in the bankruptcy filing. CCM will continue to operate in the ordinary course of business as the Investment Adviser of Conseco StockCar Stocks Index Fund. CCM manages investments for Conseco, Inc., Conseco StockCar Stocks Index Fund and other affiliated mutual funds, as well as endowments, corporate and government pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of September 30, 2002, CCM managed more than $27 billion in assets.


                       SUPPLEMENT DATED DECEMBER 18, 2002
        to the Statement of Additional Information dated January 28, 2002 as revised February 11, 2002

THE FOLLOWING PARAGRAPH IS TO BE REPLACED IN ITS ENTIRETY AS THE SECOND PARAGRAPH UNDER THE SECTION "MANAGEMENT - THE ADVISER" ON PAGE 14:

The Adviser is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-owned financial services company, the principal operations of which are in development, marketing and administration of specialized annuity, life and health insurance products. On December 18, 2002, Conseco, Inc. and its non-operating holding companies filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Conseco Capital Management and Conseco StockCar Stocks Mutual Fund, Inc. are separate legal entities and are not included in the bankruptcy filing. CCM will continue to operate in the ordinary course of business as the Investment Adviser of Conseco StockCar Stocks Index Fund. Conseco's offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. The Adviser manages other registered investment companies



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and manages the invested  assets of Conseco,  which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser also manages endowments, corporate
and  government  pension  funds,  hospitals,   insurance  companies,   religious
organizations and high net worth individuals. As of September 30, 2002, the Adviser managed in excess of $27 billion in assets.